UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-06041

The Central Europe, Russia and Turkey Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2013

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe, Russia and Turkey Fund, Inc. (the "Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange under the symbol "CEE." The Fund seeks long-term capital appreciation primarily through investment in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey. It is advised and administered by wholly owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: www.ceefund.com.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

•  The Central Europe, Russia and Turkey Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries utilizing the euro currency (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The Central Europe, Russia and Turkey Fund, Inc. is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The Central Europe, Russia and Turkey Fund, Inc.

(formerly The Central Europe and Russia Fund, Inc.)

Semi-Annual Report

April 30, 2013

The Central Europe, Russia and Turkey Fund, Inc.
LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the fiscal half year ended April 30, 2013, the Central Europe, Russia and Turkey Fund's total return was 2.71% in U.S. dollar (USD) terms based on net asset value, while its total return was 1.70% based on market price. During the same period, the Fund's benchmark, the MSCI Emerging Markets Europe Index, returned 3.49%.1

The Fund's core markets, including Russia, Turkey and Poland, turned in a moderately positive six months, with significant outperformance seen from Turkish stocks, which rose close to 17% in the period, as measured by the MSCI Turkey Index; followed by Poland and Russia, which rose less than to 3% each.2 Hungary dropped close to 5.5%. Stocks in the Czech Republic fell more than 17% on average in the same period amid bleak 2013 GDP prospects and the fiscal austerity measures that were taken during the period.3 The Fund remained overweight in Russia while it remained underweight in its other core markets.4

In Turkey, strong performance was mostly driven by industrial and consumer stocks — both staples and discretionary — while the laggards included the utilities, materials and energy sectors.5 The economy grew 1.4% in Q4 2012, a slight disappointment to expectations, but is expected to improve in H1 2013 and to reach around 2.5% as domestic demand continues to strengthen amid an acceleration in credit growth. Industrial production continued to gain momentum, as indicated by the Q1 2013 Purchasing Managers Index (PMI) manufacturing readings and industrial production releases, which rose 4.4% year-over-year (YOY) in February 2013.6 Two areas of moderate concern continue to be the country's rate of inflation and current account deficit, both of which continued to hover around 7%. The Fund's average weighting in Turkey for the period ended April 30, 2013 was 16.6% versus a benchmark of 20.2%. The market rose as investors continued to put fresh capital into Turkey country-dedicated funds.

Russia, the Fund's biggest and only active overweight, saw its equity market rise steadily from mid-November 2012 through the end of January 2013, moving close to 20% from trough to peak, only to give up nearly all its gains by the end of April 2013. Investors stepped back from the market as the country's slowdown in real-GDP growth reignited debate among senior policy makers regarding an optimal policy mix, which resulted in unusually strong pressure on the Central Bank's interest rates for an early start of monetary policy easing. In January and February of 2013, GDP rose only 0.9% YOY, prompting economists to revise full-year 2013 forecasts down from their previous 3.4% YOY to 2.8% YOY. This was based on persistent weakness in external demand, particularly in Europe (Russia's single largest export market) and the further slowdown likely to occur in domestic lending activity. From the supply side, the slowdown in Q4 2012 and early 2013 has been led by the industrial sector, reflecting stagnant levels of hydrocarbon output, stiff competition from consumer imports and shallow investment demand. The Fund remained overweight in Russia, close to 8% on average for the period, but the stock picks slightly underperformed the benchmark.

From a sector perspective, the best performers within emerging Europe during the semi-annual period ended April 30, 2013 included industrials, consumer staples and consumer discretionary, while the biggest detractors included utilities, materials and energy. The Fund benefitted most from its significant underweight in the utilities sector, which declined more than 20% on average amid production disappointments and regulatory uncertainty for the industry. The biggest detractor was the Fund's 4.4% overweight in materials, with the sector's stock selections underperforming benchmark peers.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.ceefund.com

LETTER TO THE SHAREHOLDERS (continued)

Currencies closed the period virtually unchanged, with the Russian ruble appreciating a half of a percent, while other currencies depreciated moderately against the U.S. dollar.

The Fund's discount to net asset value averaged 10.21% for the period under review, compared with 9.27% for the same period a year earlier.

Economic Outlook

Across the globe, the year 2013 started positively as January posted solid gains. However, performance began to differentiate in February. Most notably, the developed markets outperformed global emerging markets. In Eastern Europe, the January winner, Russia, was later replaced by Turkey. The Russian economy continues to show signs of slowing down, thus making the initial 4% consensus growth forecast for 2013 practically unachievable. We have already seen downward adjustments to consensus growth expectations. While this is not unusual, the concern is that the economy seems to have run out of drivers, sparking Russian officials to discuss potential stimulus measures. The talk has intensified with the appointment of a new head of the Central Bank of Russia, Ms. Elvira Nabiullina. We expect the Russian ruble to come under pressure and weaken, which will test the resilience of consumer-oriented stocks like retailers, banks and telecommunications, whose revenues are almost entirely in rubles. Banks are especially prone to potential pressure as their 20% loan growth expectations face headwinds. Conversely, in such an environment, we believe the energy sector could offer relative outperformance.

With little or no progress anticipated in the three most important factors for local equities (structural reforms, corporate governance and commodity prices), the outlook does not promise much for the Russian market in the second half of the year. Thus far, there is little evidence of improvement in any of the three areas. Although with high oil prices, the downside is rather limited, it is difficult to see where additional upside may come from. Barring surprisingly quick and far-reaching positive policy measures, our long-term overweight positioning in Russia continues to be trimmed. We continue to favor stocks in Russia with dividend protection and quality management.

In Turkey, the yield on the benchmark 2-year bond remained under 6% for most of Q1 2013. Yields are likely to remain at these levels for the coming months. Investors expected an upgrade in January of 2013 and, even though investors were disappointed when this didn't materialize, the Kurdish ceasefire, which boosts the peace process in Turkey, could be a major driver for the domestic equity market going forward.

In general, the CE3 markets — the Czech Republic, Hungary and Poland — have lost steam and are again viewed as increasingly risky under a renewed threat of turbulence. It is also feared that, as the situation in Cyprus demonstrated, the Eurozone's troubles are not over.7 For now, these local markets appear to offer few opportunities, except for some interesting dividend cases. Poland, in particular, faces a potentially negative development in that Prime Minister Donald Tusk announced that the government will review its current pension system in detail and present proposed changes in the coming months. He added that there is no plan to liquidate the pension funds, but that at the same time, there is no need to maintain the current system at all costs. From our perspective, this presents potential risk in the Polish equity market for possible scenarios that could lead to outflows from pension funds, lower liquidity or a combination of both. More positively, there is growing evidence that corporate earnings are slowly creeping out of negative territory and the market may finally

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.ceefund.com

LETTER TO THE SHAREHOLDERS (continued)

start to react to the rate-cutting cycle after the latest surprisingly strong move from the National Bank of Poland.

On April 19, 2013, stockholders voted to approve a proposal to change the Fund's investment objective to "seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey" and a related fundamental investment policy. The Fund's name was subsequently changed from "The Central Europe and Russia Fund, Inc." to "The Central Europe, Russia and Turkey Fund, Inc." As a result of the changes, the Fund is now able to invest in securities of issuers domiciled in Turkey to a greater extent than previously.

On June 14, 2013 at the conclusion of the Fund's twelve week, Tender Offer Measurement period, shares of common stock of The Central Europe, Russia and Turkey Fund, Inc. traded at an average discount to net asset value (NAV) of 10.16%. Under the terms of the Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. Therefore, the Fund will conduct a tender offer for up to 5% of its outstanding shares at a price equal to 98% of NAV. For additional details concerning the Fund's repurchase program, please visit the web site at www.ceefund.com.

Sincerely,

Christian Strenger Chairman	Rainer Vermehren Lead Portfolio Manager	W. Douglas Beck President and Chief Executive Officer
The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including risks relating to the widespread anti-government protests that commenced in Turkey at the end of May 2013.

1  The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-markets countries of Europe. Index returns assume reinvested dividends and do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Europe Index.

2  The MSCI Turkey Index is designed to measure the performance of the large- and mid-cap segments of the Turkish market. With 25 constituents, the index covers about 85% of the equity universe in Turkey. Index returns assume reinvested dividends and do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Turkey Index.

3  Gross domestic product (GDP) is the monetary value of all finished goods and services produced within a country during a specific time period.

4  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark, while "underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark.

5  Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services. The consumer staples sector represents companies that produce essential items such as food, beverages and household items.

6  The Purchasing Managers Index (PMI) — Maintained by the Institute for Supply Management (ISM), it is a composite of information extracted from the responses of surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

7  The Eurozone refers to a currency union among the 17 members of the European Union states that have adopted the euro as their sole currency.

For additional information about the Fund including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit www.ceefund.com

PERFORMANCE SUMMARY AS OF APRIL 30, 2013 (unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months ended April 30,	For the years ended October 31,
	2013(b)	2012	2011	2010	2009	2008
Net Asset Value(a)	2.71%	2.63%	(12.43)%	24.70%	53.78%	(61.27)%
Market Value(a)	1.70%	2.97%	(12.68)%	27.72%	68.05%	(65.28)%
MSCI Emerging Markets Europe Index(c)	3.49%	2.06%	(9.99)%	19.52%	44.71%	(60.53)%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2013 was 1.18%.
(b)  Total returns shown for the six-month period are not annualized.
(c)  The MSCI Emerging Markets Europe Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of the emerging-market countries of Europe.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Emerging Markets Europe Index.

Investments in funds involve risks, including the loss of principal.

This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended October 31, 2012 and intends to elect to be subject to the Act for the fiscal year ending October 31, 2013. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF APRIL 30, 2013 (unaudited)

FUND FACTS:

Net Assets	$448,126,180
Shares Outstanding	12,363,539
Net Asset Value (NAV) Per Share	$36.25

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (4/30/13)	1.18%

Fund statistics and expense ratios are subject to change.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:*

Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
12/31/12	01/28/13**	$0.7346	$0.0000	$0.3529	$1.0875
12/30/11	01/27/12**	$0.3710	$0.0000	$2.1150	$2.4860
12/31/10	01/28/11**	$0.2640	$0.0000	$0.0000	$0.2640
12/31/09	01/28/10**	$0.6506	$0.0000	$0.0000	$0.6506
12/15/08	12/31/08	$0.0702	$0.0000	$0.0000	$0.0702
12/21/07	12/31/07	$0.9477	$0.4648	$8.8442	$10.2567
12/21/06	12/28/06	$0.5840	$1.9400	$2.9920	$5.5160
12/20/05	12/30/05	$0.3300	$0.2150	$2.5070	$3.0520
12/22/04	12/31/04	$0.1700	$0.0000	$0.0000	$0.1700
12/22/03	12/31/03	$0.2200	$0.0000	$0.0000	$0.2200
11/19/01	11/29/01	$0.1000	$0.1300	$0.0000	$0.2300

Distributions are historical, will fluctuate and are not guaranteed. Distributions do not include return of capital or other non-income sources.

  *  This Fund posts estimated capital gain information to its web site: www.ceefund.com.
  **  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF APRIL 30, 2013 (As a % of Equity Securities) (unaudited)

Energy	31.8%
Financials	28.0%
Materials	14.3%
Telecommunication Services	13.0%
Consumer Staples	7.7%
Industrials	3.6%
Utilities	1.6%
100.0%

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2013 (53.2%, as a % of Net Assets) (unaudited)

1.	LUKOIL (Russia)	9.4%
2.	Gazprom (Russia)	9.2%
3.	Sberbank (Russia)	8.2%
4.	Mobile Telesystems (Russia)	4.4%
5.	NovaTek (Russia)	4.3%
6.	Magnit (Russia)	4.0%
7.	Uralkali (Russia)	3.6%
8.	Surgutneftegaz (Russia)	3.5%
9.	MMC Norilsk Nickel (Russia)	3.3%
10.	Powszechna Kasa Oszczednosci Bank Polski (Poland)	3.3%
COUNTRY BREAKDOWN AS OF APRIL 30, 2013 (As a % of Net Assets)* (unaudited)

Cash 3.6%**
Russia 66.3%
Poland 8.7%
Czech Republic 1.9%
Hungary 1.4%
Turkey 18.1%

Country Breakdown and 10 Largest Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 13.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings and the Fund's sector breakdown compared to that of its benchmark as of month end is posted on www.ceefund.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time on www.ceefund.com.

  *  Securities listed in country where the significant business of the company is located.

  **  Includes Cash Equivalents and Other Assets and Liabilities, Net.

INTERVIEW WITH PORTFOLIO MANAGEMENT TEAM — RAINER VERMEHREN AND

ODENIYAZ DZHAPAROV

Question: What were the circumstances around the Fund's investment objective, name and investment policy changes in the past quarter?

Answer: Prior to the changes, which were effective April 26, 2013, investment in Turkey was limited to no more than 20% of the Fund's assets. Given Turkey's growing importance in the region and the very positive development of its equity market, Turkey's weighting in the Fund's benchmark rose to a level of close to 20%, making it virtually impossible for the Fund to overweight Turkey vs. its benchmark, the MSCI Emerging Markets Europe Index. The recent changes to the Fund's investment objective and related policies allow portfolio management more flexibility in determining country allocations while providing the possibility of adding to Turkey, a market that is currently one of the most favored emerging markets. The timing of the changes has proved favorable in light of the ongoing domestic turmoil within Turkey that has caused the domestic market to decline close to 15% in May. We see this as a good opportunity to continue to add to the Fund's broadly diversified positions within Turkey.

Question: What prompted the dramatic decline of over 20% of TAV Havalimanlari, one of the Fund's holdings?

Answer: TAV Havalimanlari operates the main airport in Istanbul under a concession that is to expire in January 2021, and was one of the bidders favored to win an auction for the construction and operation of the third Istanbul airport. On Friday, May 3, 2013, it was announced that a Turkish consortium led by Limak Holding, which owns a 40% stake in Istanbul's Sabiha Gökçen airport, won the tender to build and operate the airport, for a 25-year concession. The tender was won in an open-bid auction, outstripping bids by TAV, and Fraport IC Ictas, which initially bid significantly less. TAV investors reacted to the announcement with disappointment, as a bid win would have mapped a significant road to growth for the company, with likely double-digit internal rates of return.

Question: Both the energy and utility sectors, which make up close to 35% of the Fund's assets, appear to be out of favor. Why were they the worst-performing sectors?

Answer: The utilities sector has been the worst performer over the past six months, declining over 20% in the period, as measured by the MSCI Emerging Markets Europe Index. All utilities and energy stocks, both in the Fund and in the index, turned in a negative performance for the period. The issue is not country-specific. While the company-specific issues vary, the main reason for both sectors' underperformance is ongoing discussions by government officials in various countries to increase taxes and/or export duties. Moreover, there is a risk of unplanned tariff increases for gas and utility companies in Russia. In Kazakhstan, a recent decision by the government to increase the crude oil export duty adds to already-present negative sentiment on the regulatory environment for the oil and gas sector. Additionally, within the energy sector, state-controlled companies dominate, especially in Russia, and state interests are not always aligned with minority shareholders' interests. Historically, Russian oil-and-gas state-controlled majors have been more inclined to prioritize investment plans over dividends, a strategy that was not always welcomed by investors. We expect the sector to continue to underperform while regulatory uncertainty persists.

DIRECTORS OF THE FUND

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Dr. Wilhelm Bender, 68(1)	Class I Since 2013
Senior Advisor of Advent International GmbH (private equity) (since 2009), of Norton Rose LLP (legal services) (since 2010) and of Leonardo & Co. GmbH (financial advisory) (since 2012), and Chairman of the Supervisory Boards of Bombardier Transportation GmbH (railways) (since 2010) and Eintracht Frankfurt Fußball AG (soccer club) (since 2010), and a member of Supervisory Boards of MTU AG (aircraft engines) (since 2008) and Lufthansa Cargo AG (air freight) (since 2008). He is also a member of the Advisory Boards of Deutsche Bank AG (since 1993) and IVG AG (since 2007) and holds a number of honorary positions including Honorary Professor of the Johann Wolfgang Goethe University in Frankfurt (since 2008). He is the former Chairman of the Executive Board (CEO) of Fraport AG, Germany (aviation industry) (1993-2009).
Director, The European Equity Fund, Inc. (since 2013) and The New Germany Fund, Inc. (since 2013).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Detlef Bierbaum, 70(1)	Class I Since 1990
Consultant (since 2010). He is also Vice Chairman of the Supervisory Board of Oppenheim KAG GmbH (asset management) and a member of the Supervisory Board of Deutsche Bank Österreich AG (private bank) for more than five years. Mr. Bierbaum also serves as a member of the Board or Supervisory Board of a number of non-U.S. investment companies and of companies in diverse businesses including insurance, reinsurance, real estate, and retailing. He is a former member of the Supervisory Board of Sal. Oppenheim Jr. & Cie. KGaA (private bank) (2008 to March 2010) and was formerly a partner of that firm. He is also a former member of the Supervisory Board of DWS Investment GmbH (asset management) (2005-2008).
Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 2008).
Ambassador Richard R. Burt, 66(1)	Class II Since 2000
Managing Director, McLarty Associates (international strategic advisory) (since 2007). Formerly, Chairman, Diligence, Inc. (international information and risk management firm) (2002-2007); Chairman of the Board, Weirton Steel Corp. (1996-2004); Partner, McKinsey & Company (consulting firm) (1991-1994); State Department, Chief Negotiator in charge of negotiating the Arms Treaty with Russia (1989-1991); U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also Director, IGT, Inc. (gaming technology) (since 1995), and HCL Technologies, Inc. (information technology and product engineering) (since 1999) and member, Textron Inc. International Advisory Council (aviation, automotive, industrial operations and finance) (since 1996).
Director, The European Equity Fund, Inc. (since 2000) and The New Germany Fund, Inc. (since 2004). Director, UBS family of mutual funds (since 1995).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Richard Karl Goeltz, 70(1)	Class I Since 2008
Retired. Formerly, Vice Chairman and Chief Financial Officer of American Express Co. (financial services) (1996-2000) and previously served as chief financial officer of two other major multi-national corporations. Mr Goeltz is a member of the Council and Court of Governors of the London School of Economics and Political Science, and Trustee of the American Academy in Berlin.

Director, The European Equity Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1990). Formerly Director of Aviva plc (financial services), Federal Home Loan Mortgage Corporation, Delta Air Lines, Inc. (air transport) and The Warnaco Group Inc. (apparel).

Dr. Franz Wilhelm Hopp, 70(1)	Class III Since 2008
Partner of Laplace Finanzconsulting GmbH (asset management). Member of the Supervisory Board WAVE AG (asset management). Former member of the Board of Management of KarstadtQuelle Pension Trust e.V. (February 2007-September 2009).
Director, The European Equity Fund, Inc. (since 2008) and The New Germany Fund, Inc. (since 1993).
Dr. Friedbert H. Malt, 71(1)	Class II Since 2007
Retired. Formerly, Vice Chairman and Member of the Executive Committee of NOL Neptune Orient Lines Ltd., Singapore ("NOL") from 2002 to 2011 and Director of NOL from 2000 to 2011. He currently is also a Director of TÜV Rheinland of North America, Inc., a company offering independent testing and assessment services. Formerly, Dr. Malt was a Member of the Executive Board of DG Bank (now DZ Bank), Frankfurt (until 2001).
Director, The European Equity Fund, Inc. (since 2007) and The New Germany Fund, Inc. (since 2007).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Christian H. Strenger, 69(1)(2)	Class III Since 1990
Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG. Mr. Strenger is also Member, Supervisory Board, Fraport AG (international airport business) and TUI AG (travel business). He also is a member of the German Government's Commission on Corporate Governance and other corporate governance organizations, and serves as Director of the Center for Corporate Governance at the Leipzig Graduate School of Management.
Director and Chairman, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1990).
Robert H. Wadsworth, 73(1)(3)	Class II Since 1990	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present).	Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1992), as well as other DWS funds.
Joachim Wagner, 66(1)	Class III Since 2012
Retired. Formerly, Chief Financial Officer, RAG Beteiligungs AG/Evonik Industries AG, Germany (chemical manufacturer) (2006-2009) and Chief Financial Officer, Degussa AG, Germany (chemical manufacturer) (2001-2006). Mr. Wagner is also a member of the Supervisory Board of a German retail bank and a member of the advisory board of a private German bank.
Director, The European Equity Fund, Inc. (since 2009) and The New Germany Fund, Inc. (since 2009).

(1)  Indicates that the Director also serves as a Director of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator and Deutsche Asset Management International GmbH acts as Investment Adviser.
(2)  Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft für Werpapiersparen mbH ("DWS"), an indirect wholly-owned subsidiary of Deutsche Bank AG, and because of his ownership of Deutsche Bank AG shares.
(3)  Indicates that Mr. Wadsworth also serves as Director/Trustee of the DWS Investments' open-end and closed-end investment companies. These Funds are advised by Deutsche Investment Management Americas Inc., an indirect wholly-owned subsidiary of Deutsche Bank AG.
*  The address of each Director is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC 20-2799, New York, NY 10154.
†  The term of office for Directors in Class I expires at the 2013 Annual Meeting, Class II expires at the 2014 Annual Meeting and Class III expires at the 2015 Annual Meeting.

OFFICERS OF THE FUND*

Name, Age	Principal Occupations During Past Five Years
W. Douglas Beck, CFA(1)(2), 46 President and Chief Executive Officer
Managing Director(3), Deutsche Asset & Wealth Management (since 2006); President of DWS family of funds and Head of Product Management, US for DWS Investments. Formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002).

Paul H. Schubert(2)(4), 50 Chief Financial Officer and Treasurer
Managing Director(3), Deutsche Asset & Wealth Management (since 2004). Formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1998-2004).

Rainer Vermehren(5)(6), 44 Vice President	Director(3), DWS Investment GmbH (since 2007). Fund Manager, DWS Investment GmbH (since 1997).
Melinda Morrow(2)(7), 42 Vice President	Director(3), Deutsche Asset & Wealth Management (since 2006).
John Millette(8)(9), 50 Secretary	Director(3), Deutsche Asset & Wealth Management (since 2002).
Caroline Pearson(9)(10), 51 Chief Legal Officer	Managing Director(3), Deutsche Asset & Wealth Management. Formerly, Assistant Secretary for DWS family of funds (1997-2010).
Alexis Kuchinsky(2)(11), 37 Chief Compliance Officer	Vice President, Deutsche Asset & Wealth Management (since 2002); Head of Compliance Program Oversight of Deutsche Asset & Wealth Management.
John Caruso(2)(5), 47 Anti-Money Laundering Compliance Officer	Managing Director(3), Deutsche Asset & Wealth Management.

  Each also serves as an Officer of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as Administrator.

*  As a result of their respective positions held with the Administrator, these individuals are considered "interested persons" of the Administrator within the meaning of the 1940 Act. Interested persons receive no compensation directly from the Fund.
(1)  Since May 19, 2011.
(2)  Address: 60 Wall Street, New York, New York 10005.
(3)  Executive title, not a board directorship.
(4)  Since November 5, 2004.
(5)  Since February 1, 2010.
(6)  Address: Mainzer Landstraße 178-190, Frankfurt am Main, Germany.
(7)  Since April 27, 2012.
(8)  Since January 1, 2011. Served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.
(9)  Address: One Beacon Street, Boston, Massachusetts 02108.
(10)  Since May 21, 2012.
(11)  Since August 24, 2009.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2013 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN RUSSIA – 66.3%
	COMMON STOCKS – 62.6%
	CHEMICALS – 3.6%
450,000	Uralkali (GDR) Reg S	$16,285,500
	COMMERCIAL BANKS – 9.2%
11,500,000	Sberbank	36,756,300
1,500,000	VTB Bank (GDR) Reg S*	4,725,000
		41,481,300
	CONSTRUCTION & ENGINEERING – 0.9%
800,000	Mostotrest	3,861,536
	CONSTRUCTION MATERIALS – 1.0%
1,000,000	LSR Group (GDR) Reg S	4,350,000
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.4%
500,000	Rostelecom	1,889,250
	ELECTRIC UTILITIES – 0.8%
216,633	OJSC Enel OGK-5 (GDR)*	465,977
1,750,000	RusHydro (ADR)	3,010,000
		3,475,977
	FOOD & STAPLES RETAILING – 4.0%
350,000	Magnit (GDR) Reg S	17,850,000
	METALS & MINING – 6.3%
500,000	Mechel Steel Group†	2,040,000
57,884	MMC Norilsk Nickel	9,626,017
325,000	MMC Norilsk Nickel (ADR)	4,998,500
200,000	Novolipetsk Steel OJSC	3,320,000
1,500,000	Polyus Gold International*	4,738,020
400,000	Severstal	3,376,324
		28,098,861
	OIL, GAS & CONSUMABLE FUELS – 27.9%
2,000,000	Gazprom	8,014,800
4,200,000	Gazprom (ADR)†	33,327,000
250,000	LUKOIL	15,899,550
415,000	LUKOIL (ADR)	26,369,100
190,000	NovaTek (GDR) Reg S	19,228,000
550,000	Rosneft Oil (GDR) Reg S	3,759,250
600,000	Surgutneftegaz (ADR)	5,100,000
350,000	Tatneft (ADR)	13,226,500
		124,924,200
Shares	Description	Value(a)
	ROAD & RAIL – 0.4%
128,668	Globaltrans Investment (GDR) Reg S	$1,827,086
	SPECIALTY RETAIL – 0.9%
500,000	M Video	3,964,250
	WIRELESS TELECOMMUNICATION SERVICES – 7.2%
150,000	MegaFon*	4,629,000
1,200,000	Mobile Telesystems	10,618,560
200,000	Mobile Telesystems (ADR)†	4,137,400
250,000	Mobile Telesystems (GDR) Reg S	5,171,750
384,800	Sistema JSFC*	328,604
400,000	Sistema JSFC (GDR) Reg S	7,628,000
		32,513,314
	Total Common Stocks (cost $228,726,259)	280,521,274
	PREFERRED STOCKS – 3.7%
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.9%
1,600,000	Rostelecom (cost $5,151,597)	4,254,080
	OIL, GAS & CONSUMABLE FUELS – 2.8%
1,000	AK Transneft (cost $1,357,710)	2,013,399
5,000,000	Surgutneftegaz (cost $3,097,934)	3,524,000
1,000,000	Surgutneftegaz (ADR)† (cost $4,690,963)	6,892,600
		12,429,999
	Total Preferred Stocks (cost $14,298,204)	16,684,079
	Total Investments in Russia (cost $243,024,463)	297,205,353

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2013 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN TURKEY – 18.1%
	AUTOMOBILES – 0.6%
400,000	Tofas Turk Otomobil Fabrikasi	$2,786,447
	COMMERCIAL BANKS – 8.5%
1,200,000	Akbank†	6,299,599
1,750,000	Turkiye Garanti Bankasi	9,655,038
800,000	Turkiye Halk Bankasi	8,716,005
1,250,000	Turkiye IS Bankasi	4,820,553
1,500,000	Turkiye Vaklifar Bakasi	5,349,977
1,000,000	Yapi ve Kredi Bankasi	3,098,529
		37,939,701
	CONSTRUCTION & ENGINEERING – 1.4%
1,675,000	Tekfen Holding	6,496,879
	DIVERSIFIED FINANCIAL SERVICES – 0.7%
500,000	Haci Omer Sabanci Holding	3,106,888
	FOOD & STAPLES RETAILING – 2.0%
115,000	Bim Birlesik Magazalar	5,896,122
175,000	Bizim Toptan Satis Magazalari	2,945,274
		8,841,396
	INSURANCE – 0.4%
600,000	Anadolu Hayat Emeklilik	1,939,367
	METALS & MINING – 0.9%
100,000	Koza Altin Isletmeleri	1,995,096
800,000	Koza Anadolu Metal Madencilik Isletmeleri*	1,988,408
		3,983,504
	TRANSPORTATION INFRASTRUCTURE – 0.8%
500,000	TAV Havalimanlari Holding	3,524,855
	WIRELESS TELECOMMUNICATION SERVICES – 2.8%
2,000,000	Turkcell Iletism Hizmetleri*	12,371,823
	Total Investments in Turkey (cost $49,750,456)	80,990,860
Shares	Description	Value(a)
INVESTMENTS IN POLAND – 8.7%
	COMMERCIAL BANKS – 4.4%
105,000	Bank Pekao	$5,034,497
1,400,000	Powszechna Kasa Oszczednosci Bank Polski†	14,577,333
		19,611,830
	INSURANCE – 2.3%
75,000	Powszechny Zaklad Ubezpieczen	10,337,216
	METALS & MINING – 2.0%
190,000	KGHM Polska Miedz†	8,899,579
	Total Investments in Poland (cost $27,696,216)	38,848,625
INVESTMENTS IN CZECH REPUBLIC – 1.9%
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.1%
350,000	Telefonica Czech Republic	5,058,733
	ELECTRIC UTILITIES – 0.8%
125,000	Ceske Energeticke Zavody	3,619,127
	Total Investments in Czech Republic (cost $7,415,304)	8,677,860
INVESTMENTS IN HUNGARY – 1.4%
	COMMERCIAL BANKS – 1.4%
300,000	OTP Bank	6,238,419
	Total Investments in Hungary (cost $1,642,741)	6,238,419
	Total Investments in Common and Preferred Stocks – 96.4% (cost $329,529,180)	431,961,117
SECURITIES LENDING COLLATERAL – 2.4%
10,640,157	Daily Assets Fund Institutional, 0.13% (cost $10,640,157)(b)(c)	10,640,157

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2013 (unaudited) (continued)

Shares	Description	Value(a)
CASH EQUIVALENTS – 1.3%
5,934,192	Central Cash Management Fund, 0.10% (cost $5,934,192)(c)	$5,934,192
	Total Investments – 100.1% (cost $346,103,529)**	448,535,466
	Other Assets and Liabilities, Net – (0.1%)	(409,286)
	NET ASSETS – 100.0%	$448,126,180

*  Non-income producing security.
**  The cost for federal income tax purposes was $346,570,408. At April 30, 2013, net unrealized appreciation for all securities based on tax cost was $101,965,058. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $142,103,976 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $40,138,918.
†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2013 amounted to $10,296,979, which is 2.3% of net assets.
(a)  Value stated in U.S. dollars.
(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
Reg S – Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry subgroups or industries.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

SCHEDULE OF INVESTMENTS — APRIL 30, 2013 (unaudited) (continued)

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Category	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Russia	$296,739,376	$465,977	$—	$297,205,353
Turkey	80,990,860	—	—	80,990,860
Poland	38,848,625	—	—	38,848,625
Czech Republic	8,677,860	—	—	8,677,860
Hungary	6,238,419	—	—	6,238,419
Short-Term Instruments(1)	16,574,349	—	—	16,574,349
Total	$448,069,489	$465,977	$—	$448,535,466

There have been no transfers between fair value measurement levels during the period ended April 30, 2013.

(1) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2013 (unaudited)

ASSETS
Investments in non-affiliated securities, at value (cost $329,529,180) — including $10,296,979 of securities loaned	$431,961,117
Investment in Central Cash Management Fund (cost $5,934,192)	5,934,192
Investment in Daily Assets Fund Institutional (cost $10,640,157)*	10,640,157
Total Investments, at value (cost $346,103,529)	448,535,466
Foreign currency, at value (cost $789,738)	786,238
Receivable for investments sold	18,112,825
Dividends receivable	2,060,522
Interest receivable	6,140
Other assets	32,028
Total assets	469,533,219
LIABILITIES
Payable upon return of securities loaned	10,640,157
Payable for investments purchased	10,049,768
Payable for fund shares repurchased	87,253
Fund administration fee payable	82,872
Investment advisory fee payable	239,012
Payable for Directors' fees and expenses	51,476
Accrued expenses and other liabilities	256,501
Total liabilities	21,407,039
NET ASSETS	$448,126,180
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$339,861,186
Undistributed net investment income	1,653,282
Accumulated net realized gain on investments and foreign currency	4,187,371
Net unrealized appreciation (depreciation) on:
Investments	102,431,937
Foreign currency	(7,596)
Net assets	$448,126,180
Net assets value per share ($448,126,180 ÷ 12,363,539 shares of common stock issued and outstanding)	$36.25

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)

For the six months ended April 30, 2013
NET INVESTMENT INCOME
Income:
Dividends (net of foreign witholding taxes of $734,770)	$4,392,742
Interest	33
Income distributions — Central Cash Management Fund	5,527
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	45,578
Total investment income	4,443,880
Expenses:
Investment advisory fee	1,526,042
Fund administration fee	475,786
Custodian fee	390,697
Services to shareholders	9,851
Reports to shareholders	53,291
Directors' fees and expenses	75,896
Legal fees	154,470
Audit and tax fees	46,822
NYSE listing fee	20,006
Insurance	23,635
Miscellaneous	30,691
Net expenses	2,807,187
Net investment income	1,636,693
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	4,601,397
Foreign currency	61,848
Net realized gain (loss)	4,663,245
Change in net unrealized appreciation (depreciation) on:
Investments	5,794,366
Foreign currency	(89,437)
Change in net unrealized appreciation (depreciation)	5,704,929
Net gain (loss)	10,368,174
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,004,867

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2013 (unaudited)	For the year ended October 31, 2012
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,636,693	$10,047,948
Net realized gain (loss)	4,663,245	4,614,240
Change in net unrealized appreciation (depreciation)	5,704,929	(6,050,447)
Net increase in net assets resulting from operations	12,004,867	8,611,741
Distributions to shareholders from:
Net investment income	(9,512,478)	(4,911,716)
Net realized gain	(4,569,771)	(28,000,751)
Total distributions to shareholders	(14,082,249)	(32,912,467)
Capital share transactions:
Net proceeds from reinvestment of dividends (137,421 and 394,788 shares, respectively)	4,904,540	12,874,022
Cost of shares tendered (654,331 and 0 shares, respectively)	(24,092,467)	—
Cost of shares repurchased (252,493 and 530,644 shares, respectively)	(8,012,644)	(17,098,411)
Net decrease in net assets from capital share transactions	(27,200,571)	(4,224,389)
Total decrease in net assets	(29,277,953)	(28,525,115)
NET ASSETS
Beginning of period	477,404,133	505,929,248
End of period (including undistributed net investment income of $1,653,282 and undistributed net investment income $9,529,067, as of April 30, 2013 and October 31, 2012, respectively)	$448,126,180	$477,404,133

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended April 30,		For the years ended October 31,
	2013 (unaudited)		2012	2011	2010	2009	2008
Per share operating performance:
Net asset value:
Beginning of period	$36.35		$38.13	$43.81	$35.89	$23.38	$71.18
Net investment income(a)	.13		.75	.47	.30	.46	.80
Net realized and unrealized gains (loss) on investments and foreign currency	.78		(.08)	(6.00)	7.98	11.85	(38.16)
Increase (decrease) from investment operations	.91		.67	(5.53)	8.28	12.31	(37.36)
Distributions from net investment income	(.74)		(.37)	(.26)	(.65)	(.07)	(.95)
Distributions from net realized gains	(.35)		(2.12)	—	—	—	(9.31)
Total distributions	(1.09)		(2.49)	(.26)	(.65)	(.07)	(10.26)
Accretion resulting from tender offer	.04		—	—	—	—	—
Dilution in net asset value from dividend reinvestment	(.04)		(.10)	—	(.03)	—	(.22)
Increase resulting from share repurchases	.08		.14	.11	.32	.27	.04
Net asset value:
End of period	$36.25		$36.35	$38.13	$43.81	$35.89	$23.38
Market value:
End of period	$32.55		$32.98	$34.47	$39.72	$31.70	$18.94
Total investment return for the period†
Based upon market value	1.70	%**	2.97%	(12.68)%	27.72%	68.05%	(65.28)%
Based upon net asset value	2.71	%**	2.63%	(12.43)%	24.70%	53.78%	(61.27)%
Total expenses	1.18	%*	1.19%	1.11%	1.14%	1.21%	1.10%
Net investment income (loss)	.34	%***	2.11%	1.05%	.79%	1.86%	1.48%
Portfolio turnover	19	%**	31%	33%	24%	50%	48%
Net assets at end of period (000's omitted)	$448,126		$477,404	$505,929	$597,576	$525,554	$372,957
(a) Based on average shares outstanding during the period.

† Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

* Annualized.
** Not Annualized.

*** Not Annualized. The ratio for the six months ended April 30, 2013 has not been annualized, since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2013 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The Central Europe, Russia and Turkey Fund, Inc. (formerly The Central Europe and Russia Fund, Inc.) (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

New Accounting Pronouncement: In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2013 (unaudited) (continued)

currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

Securities Lending: The Fund lends securities to certain financial institutions. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value in excess of the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.11% annualized effective rate as of April 30, 2013) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in collateral should the borrower of the securities fail financially. The Fund is subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m. midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2013 (unaudited) (continued)

as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("DeAMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAMI, DeAMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions.

DeAMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million.

Accordingly, for the six months ended April 30, 2013, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets. For the six months ended April 30, 2013, the Administration Fee was $475,786, of which $82,872 is unpaid.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DWS Investments Service Company ("DISC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2013, the amount charged to the Fund by DISC aggregated $9,851, of which $1,150 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2013 (unaudited) (continued)

Rule 17e-1 procedures. For the six months ended April 30, 2013, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA or DeAMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with the liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2013 were $89,155,802 and $115,333,699, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks as a result of, among others, the possibility of political and economic developments, and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

NOTE 6. CAPITAL

During the six months ended April 30, 2013 and the year ended October 31, 2012, the Fund purchased 252,493 and 530,644 of its shares of common stock on the open market at a total cost of $8,012,644 and $17,098,411 ($31.73 and $32.23 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the NAV at the time of was 11.20% and 9.44%, respectively.

During the six months ended April 30, 2013, the Fund accepted 654,331 tendered shares of common stock at a total cost of $24,092,467 at a repurchase price of $36.82 per share, which was equal to 98% of the NAV per share on March 13, 2013.

During the six months ended April 30, 2013, and the year ended October 31, 2012, the Fund issued for dividend reinvestment 137,421 and 394,788 shares respectively. The average discount of these issued shares comparing the issue price to the NAV at the time of issuance was 9.39% and 8.37%, respectively.

NOTE 7. SHARE REPURCHASES AND TENDER OFFERS

On July 18, 2011, the Fund announced that the Board of Directors approved an extension of the share repurchase program permitting the Fund to repurchase up to 700,000 shares during the twelve-month period August 1, 2011 through July 31, 2012. The Fund repurchased 509,609 shares from August 1, 2011 through July 31, 2012 under this authorization. On July 18, 2012, the Fund announced that the Board of Directors approved the extension of the share repurchase program permitting the Fund to repurchase up to 700,000 shares during the period August 1, 2012 through July 31, 2013. The Fund repurchased 478,046 shares between August 1, 2012 and April 30, 2013.

Repurchases will be made from time to time when they are believed to be in the best interest of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and it's NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at www.ceefund.com.

On July 18, 2012, the Fund announced that the Board of Directors approved a series of up to four consecutive semiannual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV. Under the Fund's Discount Management Program, the Fund is

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — APRIL 30, 2013 (unaudited) (continued)

required to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on September 10, 2012 and expired on November 30, 2012. During the measurement period the Fund's shares traded at an average discount to NAV of 10.18%. Therefore, the Fund conducted a tender offer which commenced on February 11, 2013 and expired on March 12, 2013. The Fund accepted 654,331 tendered shares (which represented 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of the regular trading session of the New York Stock Exchange on March 13, 2013. Approximately 9,528,823 shares of common stock, or approximately 73% of the Fund's common shares outstanding, were tendered through the expiration date. Because the offer was oversubscribed, not all of the tendered shares were accepted for payment by the Fund. Under the final pro-ration calculation, approximately 7% of the tendered shares were accepted for payment. The shares accepted for payment received cash at a repurchase price of $36.82, per share, which was equal to 98% of the NAV per share on March 13, 2013.

The second measurement period commenced on March 25, 2013 and expired on June 14, 2013. During the measurement period the Fund's shares traded at an average discount to NAV of 10.16%. The Fund will therefore conduct a tender offer for up to 5% of its outstanding shares at a price equal to 98% of NAV. The commencement of the tender offer for the Fund is expected to occur on or about August 12, 2013.

NOTE 8. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2013, there were three shareholders that held approximately 28%, 16% and 7%, respectively, of the outstanding shares of the Fund.

NOTE 9. CHANGE IN INVESTMENT OBJECTIVE AND CHANGE IN NAME OF THE FUND

At a Special Meeting of Stockholders held on April 19, 2013, Stockholders approved changing the Fund's investment objective from "seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia" to "seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey." Stockholders also approved a change in the Fund's corresponding fundamental investment policy to provide that, "under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings used for investment purposes) in securities of issuers domiciled in Central Europe, Russia and Turkey." Consequently, the Fund is now able to invest in securities of issuers domiciled in Turkey to a greater extent than previously.

Effective as of the close of business on April 26, 2013, the Fund's name was changed to "The Central Europe, Russia and Turkey Fund, Inc." There were no changes to the Fund's ticker symbol on the New York Stock Exchange or the CUSIP number for its shares. No action was required by stockholders relating to this change.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited)

Investment Objective. The investment objective of The Central Europe, Russia and Turkey Fund, Inc. (the "Fund") is to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey. The term "Central Europe" includes, for this purpose, Republic of Albania, Republic of Austria, Republic of Belarus, Republic of Bosnia and Herzegovina, Republic of Bulgaria, Republic of Croatia, Czech Republic, Republic of Estonia, Federal Republic of Germany, Republic of Hungary, Republic of Latvia, Grand Duchy of Liechtenstein, Republic of Lithuania, former Yugoslav Republic of Macedonia, Republic of Moldova, Republic of Poland, Romania, Slovak Republic, State Union of Serbia and Montenegro, Republic of Slovenia, Swiss Confederation, and Ukraine.

Current interest and dividend income is not an objective of the Fund. No assurance can be given that the Fund will be able to achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings used for investment purposes) in the securities of issuers domiciled in Central Europe, Russia and Turkey. The Fund may also invest in equity or equity-linked securities of issuers domiciled elsewhere in Europe. The term "Europe" includes the countries of Central Europe, as well as the Kingdom of Belgium, Republic of Cyprus, Kingdom of Denmark, Republic of Finland, Republic of France, Hellenic Republic ("Greece"), Republic of Iceland, Republic of Ireland, Italian Republic, Grand Duchy of Luxembourg, Republic of Malta, Kingdom of the Netherlands, Kingdom of Norway, Republic of Portugal, Kingdom of Spain, Kingdom of Sweden, Republic of Turkey and United Kingdom of Great Britain and Northern Ireland. Any future country or countries (or other political entity) formed by combination or division of the countries comprising Central Europe or Europe shall also be deemed to be included within the term "Central Europe" or "Europe," respectively.

An issuer is deemed to be domiciled in a country or region if: (1) it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region, (2) it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by the Fund's investment adviser, or (3) its equity securities are traded principally in that country or region.

The Fund's investment objective and the investment policies described above are fundamental and may be changed only by the approval of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "majority" means 67% of the Fund's shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or, if lower, more than 50% of the Fund's outstanding shares. The Fund refers to this approval voting level as a "majority vote." The Fund will not trade in securities for short-term gain.

For purposes of the above policies and for the policies and practices described below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security or other asset from the Fund's portfolio.

Unless otherwise stated, the other investment policies described below are non-fundamental and may be changed by the Board of Directors (the "Board") without a stockholder vote.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

Portfolio Structure. The Fund seeks to achieve its investment objective of long-term capital appreciation primarily by investing in equity or equity-linked securities of companies in a spectrum of industries. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities also include options, futures, and options on futures on equities or indices of equity securities. For a discussion of the types of futures and options that the Fund may or may not utilize, see "— Other Investment Practices — Futures and Options" below.

The Fund will not concentrate investments in any one industry. This means that the Fund will not invest more than 25% of its total assets in the securities of issuers in any one industry. For purposes of this policy, the Fund's investment adviser generally classifies the issuers of the Fund's portfolio securities at the industry sub-group level. (The foregoing policy is a fundamental policy due to Investment Restriction No. (2) below.)

In selecting industries and companies for investment by the Fund, the Fund's investment adviser generally considers factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, and government regulation.

The Fund has no current intention of focusing its investments in any particular countries other than Poland, Russia, Hungary, the Czech Republic and Turkey, where Fund investments are and may in the future be significant. However, except as described herein, there are no prescribed limits on geographic asset distribution within the Central Europe countries and, from time to time, a significant portion of the Fund's assets may be invested in companies domiciled in as few as three countries. The Board has also adopted a non-fundamental policy, which may be changed without stockholder approval, that for the time being permits the Fund to invest up to the following percentages of the Fund's total assets in equity or equity-linked securities of issuers domiciled in the following countries. The Board reserves the right to change this policy.

COUNTRY	PERCENTAGE OF TOTAL ASSET LIMIT
Russia	75%
Poland	65%
Hungary	50%
Turkey	40%
Czech Republic	30%
Any single other country	15%

The Fund may not purchase more than 10% of the outstanding voting securities of any single issuer. (The foregoing policy is a fundamental policy due to Investment Restriction No. (1) below.)

Although it intends to focus its investments in equities or equity-linked securities that are listed on a recognized securities exchange or otherwise publicly traded, the Fund may also invest in securities that are not readily marketable.

The Fund may also invest in other investment companies, subject to applicable limitations under the 1940 Act. These limitations include prohibitions on the Fund's acquiring more than 3% of the voting securities of any other investment company or the Fund's investing more than 5% of its total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies held in its portfolio. Any investment companies in which the Fund

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

may invest will have a policy of investing all or substantially all of their assets in one or more European countries. Investments in other investment companies may involve an additional layer of expenses because of the fees and expenses payable by such other investment companies. In determining whether to invest assets of the Fund in other investment companies, the investment adviser will take into consideration, among other factors, the advisory fee and other expenses payable by such other investment companies.

Other Investment Practices. In addition to the investment practices discussed above, the Fund may also invest in additional types of securities, such as warrants, participation certificates, futures and options, fixed income securities, securities lending and currency transactions.

Warrants. The Fund may invest in warrants if consistent with the Fund's investment objective. The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of that issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making these securities more attractive and are usually detachable and thus may be bought or sold separately from the issued security. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Publicly-traded warrants currently exist with respect to the stock of a significant number of European companies.

Participation Certificates. Certain European companies have issued participation certificates ("Participation Certificates" or "Genuss-Scheine"), which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuer's common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation Certificates trade like common stock, either in the over-the-counter market or through the relevant stock exchanges. These securities may have higher yields, but may be less liquid than common stock. The Fund may invest in Participation Certificates of issuers in any European country.

Futures and Options. (The disclosure in this sub-section regarding futures contracts, options thereon is a fundamental policy due to Investment Restriction No.s (5) and (7) below.) For hedging purposes, the Fund may also purchase put and call options on stock of European issuers and, to the extent permitted by applicable U.S. law, invest in the index and bond futures and any other derivative securities listed on any organized exchange. Options are contracts which give the buyer the right, but not the obligation, to buy or sell a fixed amount of securities at a fixed price for a fixed period of time. A futures contract is a binding obligation to purchase or deliver the specific type of financial instrument, or the cash equivalent of the instrument in certain circumstances, called for in the contract at a specific price at a future date. The Fund will only invest in options or futures in an attempt to hedge against changes or anticipated changes in the value of particular securities in the Fund's portfolio or all or a portion of the Fund's portfolio. The Fund will not invest in options or futures if, immediately thereafter, more than the amount of the Fund's total assets would be hedged. For hedging purposes, the Fund may also purchase put and call options on bonds and other securities, as well as securities indices, to the extent such investments are available. The Fund may invest in other options, futures and options on futures with respect to any securities or securities indices compatible with the Fund's investment objective that may from time to time become available on any organized exchange, if permitted by applicable law.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

The Fund may also write (also referred to as "selling") covered call options on portfolio securities and appropriate securities indices for purposes of generating income. The Fund may write covered call options on portfolio securities and appropriate securities indices up to the amount of the Fund's entire portfolio. A call option gives the holder the right to purchase the underlying securities from the Fund at a special price (the "exercise price") for a stated period of time (usually three, six or nine months). Prior to the expiration of the option, the writer (also referred to as the "seller") of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The initial purchaser of an option pays the writer a premium, which is paid at time of purchase and is retained by the writer whether or not the option is exercised. A "covered" call option means that so long as the Fund is obligated as the writer of the option, the Fund will own:

•  the underlying securities subject to the option;
•  securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or
•  warrants on the securities subject to the option exercisable at a price not greater than the option exercise price and, at the time the option is exercisable, the securities subject to the option.

In the case of covered call options on securities indices, references to securities in the bullet points above will include such securities as the investment adviser believes approximate the index (but not necessarily all those comprising the index), as well as, in the case of the second two bullets, securities convertible, exchangeable or exercisable into the value of the index. The writing of a call option may involve the pledge of the underlying security which the call option covers, or other portfolio securities. In order to make use of the Fund's authority to write covered call options, the Fund may pledge its assets.

In the event the option is exercised, the writer may either deliver the underlying securities at the exercise price or if it does not wish to deliver its own securities, purchase new securities at a cost to the writer, which may be more than the exercise price premium received, and deliver the new securities for the exercise option. In the event the option is exercised, the Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be extinguished or closed out by purchasing a like option. It is possible, although considered unlikely, that the Fund might be able to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed out, the Fund would hold a security which might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of underlying securities covered by call options written by the Fund increases and the Fund has not entered into closing purchase transactions. Brokerage commissions associated with writing options transactions are normally higher than those associated with other securities transactions.

Fixed Income Securities. The Fund may invest up to 20% of its net assets, plus any borrowings, in fixed income securities of European or Russian issuers. Such investments may include debt instruments issued by private and public entities, including multinational lending institutions and supranational institutions if denominated in a European currency or composite currency, which have been determined by the Fund's investment adviser to be of comparable credit quality to securities rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. When selecting a debt instrument from among several investment opportunities, the Fund's investment adviser will consider the potential for capital appreciation, taking into account maturity and yield considerations. For temporary defensive purposes, the Fund

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

may also invest in money market instruments denominated in U.S. dollars or in a European currency or composite currency, including bank time deposits and certificates of deposit.

Loaned Securities. The Fund may also lend portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by the Board. The Fund may lend its portfolio securities so long as the terms and the structure of the loans are consistent with the 1940 Act, which currently requires that:

•  the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank or securities issued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned;
•  the borrower add to such collateral whenever the price of the loaned securities rises (e.g., the value of the loan is "marked to market" on a daily basis);
•  the loan be made subject to termination by the Fund at any time; and
•  the Fund receives reasonable interest on the loan (which may include a portion of the interest from the investment of any cash collateral in interest-bearing short-term investments).

Pursuant to an exemptive order granted by the Securities and Exchange Commission, cash collateral received by the Fund may be invested in a money market fund managed by Deutsche Investment Management Americas Inc. (or one of its affiliates). Any distributions on the loaned securities and any increase in their market value accrue to the Fund. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the borrowing institution, will be monitored by the investment adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Board. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. In addition, any voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan may be called and the securities voted. Any gain or loss in the market price of the loaned securities that may occur during the term of the loan will be for the Fund's account.

Currency Transactions. (The disclosure in this sub-section regarding forward currency contracts is a fundamental policy due to Investment Restriction No. (5) below.) The Fund may attempt to hedge its foreign currency exposure by entering into forward currency contracts. The Fund does not currently engage in foreign exchange transactions as an investment strategy. However, at such future time as the investment adviser believes that one or more currencies in which Fund securities are denominated might suffer a substantial decline against the U.S. dollar, the Fund may, in order to hedge the value of the Fund's portfolio, enter into forward currency contracts (e.g., to sell fixed amounts of such currencies for fixed amounts of U.S. dollars in the interbank market). A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund's dealings in forward exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward currency contract with respect to the Fund's specific receivables or payables, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities. Position hedging is the sale of a forward currency contract with respect to portfolio security positions denominated or generally quoted in that currency.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

The Fund may engage in "conventional hedging," which involves entering into forward currency contracts to sell fixed amounts of a foreign currency for fixed amounts of U.S. dollars in order to hedge the U.S. dollar value of the Fund's portfolio. The Fund may also engage in "cross-hedging," which involves entering into forward currency contracts to sell fixed amounts of a foreign security for fixed amounts of another foreign currency to which the Fund may seek exposure.

The Fund may not position a hedge with respect to any currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in the Fund's portfolio denominated or generally quoted in or currently convertible into such currency. If the Fund enters into a hedging transaction, the Fund's custodian or subcustodian will place cash or United States government or other liquid securities in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward currency contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Investment Restrictions. In addition to its investment objective and the other fundamental investment policies described above, the Fund has adopted certain investment restrictions that are also fundamental policies and may be changed only by the approval of a "majority vote" (as defined above) of the Fund's outstanding voting securities. For purposes of the restrictions listed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security or other asset from the Fund's portfolio.

The Fund may not:

(1)  purchase more than 10% of the voting securities of any single issuer;

(2)  invest 25% or more of its total assets in the securities of issuers in any one industry;

(3)  issue senior securities, borrow money or pledge its assets, except that the Fund may borrow for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of its total assets (not including the amount borrowed) and will not purchase securities while any such borrowings are outstanding, and except that the Fund may pledge its assets in connection with writing covered call options;

(4)  make real estate mortgage loans or other loans, except through the purchase of debt obligations consistent with the Fund's investment policies;

(5)  buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate (other than as described under "Investment Objective and Policies — Portfolio Structure" and "—Other Investment Practices — Currency Transactions" above);

(6)  make short sales of securities or maintain a short position in any security;

(7)  buy, sell or write put or call options (other than as described under "Investment Objective and Policies — Portfolio Structure" and "— Other Investment Practices — Futures and Options" above);

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

STATEMENT OF INVESTMENT OBJECTIVE, POLICIES AND INVESTMENT RESTRICTIONS

(unaudited) (continued)

(8)  purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions;

(9)  act as an underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its portfolio; or

(10)  purchase securities, the sale of which by the Fund could not be effected without prior registration under the Securities Act of 1933, except that this restriction shall not preclude the Fund from acquiring non-U.S. securities.

The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which relieves the Fund of any liability for Federal income tax to the extent that its earnings are distributed to stockholders. To so qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer or a group of related issuers and (ii) at least 50% of the market value of its total assets must be represented by cash, U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the market value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

THE CENTRAL EUROPE, RUSSIA AND TURKEY FUND, INC.

REPORT OF STOCKHOLDERS' MEETING (unaudited)

Stockholder Meeting Results

A Special Meeting of Stockholders (the "Meeting") of The Central Europe, Russia and Turkey Fund, Inc. (the "Fund") was held on April 19, 2013. At the close of business on February 19, 2013, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 13,086,615 shares of the Fund's common stock, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 9,408,504 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the stockholders of the Fund (the resulting votes are presented below).

1. To approve a change in the Fund's investment objective to "seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey" and to approve a corresponding change in a fundamental investment policy of the Fund to require the Fund, under normal circumstances, to invest at least 80% of its net assets (plus borrowings used for investment purposes) in the securities of issuers domiciled in Central Europe, Russia and Turkey.

Number of Votes
For	Against	Withheld
9,348,754	45,457	14,293

THE CENTRAL EUROPE , RUSSIA AND TURKEY FUND, INC.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — www.dws-investments.com or on the SEC's web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

ADMINISTRATOR
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DWS Investments Service Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER
Chairman and Director

DR. WILHELM BENDER
Director

DETLEF BIERBAUM
Director

RICHARD R. BURT
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

DR. FRIEDBERT MALT
Director

ROBERT H. WADSWORTH
Director

JOACHIM WAGNER
Director

W. DOUGLAS BECK, CFA
President and Chief Executive Officer

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

RAINER VERMEHREN
Vice President and Lead Portfolio Manager

MELINDA MORROW
Vice President

CAROLINE PEARSON
Chief Legal Officer

ALEXIS KUCHINSKY
Chief Compliance Officer

JOHN CARUSO
Anti-Money Laundering Compliance Officer

JOHN MILLETTE
Secretary

R-027581-2
VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Investments Service Company

210 W 10th Street 6th Floor

Attn: Closed End Fund Area

Kansas City, MO 64105

Tel.: 1-800-437-6269 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

This report is available to the shareholders of the Central Europe, Russia and Turkey Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the portfolio management team in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Emerging Markets Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC-insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	162,554	$31.48	162,554	311,893
December 1 through December 31	21,194	$31.62	21,194	290,699
January 1 through January 31	0	$-	0	290,699
February 1 through February 28	0	$-	0	945,030
March 1 through March 31	656,124	$36.81	656,124	288,906
April 1 through April 30	66,952	$32.37	66,952	221,954
Total	906,824	$35.40	906,824

On July 18, 2012 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase of up to 700,000 shares during the period August 1, 2012- July 31, 2013.

On July 18, 2012, the Fund announced that its Board of Directors has approved a series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value (NAV).  Under the Fund's Discount Management Program, the Fund is required to conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period.  The first measurement period commenced on September 10, 2012 and expired on November 30, 2012.  During the first measurement period, the Fund's shares traded at an average discount to NAV of 10.18%.  Therefore the Fund conducted a tender offer which commenced on February 11, 2013 and expired on March 12, 2013.  The Fund accepted 654,331 tendered shares (which represented 5% of the Fund's outstanding shares of common stock) at a price equal to 98% of the NAV per share as of the close of regular trading session of the New York Stock Exchange on March 13, 2013.  The second measurement period commenced March 25, 2013 and expired June 14, 2013.  During the second measurement period the Fund's shares traded at an average discount of 10.16%.   Therefore the Fund will conduct a tender offer for up to 5% of its outstanding shares at the price equal to 98% of NAV.  The tender is expected to commence on or about August 12, 2013.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe, Russia and Turkey Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	June 26, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	June 26, 2013